UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	July 19, 2005

Host America Corporation

(Exact name of registrant as specified in its charter)

Colorado	0-16196	06-1168423

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Broadway Hamden, Connecticut	06518

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(203) 248-4100

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01  Other Events

            On July 19, 2005, Host America Corporation (“Host”) was contacted informally by the Fort Worth Office of the Securities and Exchange Commission (“SEC”).  The SEC has requested the voluntary provision of documents and related information regarding Host’s press release of July 12, 2005 and its Form 8-K filing of that day to which the release was an exhibit, and into related developments in the trading of Host securities.  The SEC has advised Host that the inquiry should not be construed as an indication by the SEC or its Staff that any violations of the law have occurred, nor should it be considered a reflection upon any person, entity or security.  Host is fully cooperating with this inquiry.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST AMERICA CORPORATION

Dated: July 20, 2005	By: /s/ Geoffrey Ramsey
Geoffrey Ramsey
Chief Executive Officer